Exhibit 99.2
Third Quarter 2006 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
September 30, 2006
-TOC-

Quarterly Supplemental Disclosure
September 30, 2006
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning and operating industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com

Web Site	www.first-potomac.com
Note that figures are rounded to the nearest thousand throughout this document which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
September 30, 2006
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, in thousands)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
OPERATING REVENUES
Rental revenues	$22,865	$21,093	$20,319	$18,496	$16,315
Tenant reimbursements and other	4,264	4,131	4,055	3,653	4,095

	27,129	25,224	24,374	22,149	20,410

PROPERTY EXPENSES
Property operating	5,536	4,413	4,702	4,066	3,277
Real estate taxes and insurance	2,257	2,149	2,172	1,978	1,610

NET OPERATING INCOME	$19,336	$18,662	$17,500	$16,105	$15,523

OTHER INCOME (EXPENSE)
General and administrative	(2,436)	(2,530)	(2,534)	(2,249)	(2,054)
Interest and other income	175	165	403	59	41

EBITDA	17,075	16,297	15,369	13,915	13,510

Depreciation and amortization	(9,174)	(7,957)	(7,863)	(7,340)	(6,577)
Interest expense	(7,155)	(7,253)	(6,590)	(5,862)	(5,407)
Loss on interest-rate lock agreement	—	(671)	—	—	—
Loss on early retirement of debt	—	(121)	—	(2,451)	—

Income (loss) from continuing operations before minority interests	746	295	916	(1,738)	1,526
Minority interests	(28)	(15)	(52)	110	(95)

Income (loss) from continuing operations	718	280	864	(1,628)	1,431

DISCONTINUED OPERATIONS
Income (loss) from operations of disposed property	—	116	259	(161)	139
Gain on sale of disposed property	—	7,475	—	—	—

Minority interests in discontinued operations	—	(370)	(15)	13	(9)

Income (loss) from discontinued operations	—	7,221	244	(148)	130

NET INCOME (LOSS)	$718	$7,501	$1,108	$(1,776)	$1,561

Quarterly Supplemental Disclosure
September 30, 2006
FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
FUNDS FROM OPERATIONS (“FFO”)
Net income (loss)	$718	$7,501	$1,108	$(1,776)	$1,561
Add back:
Depreciation & amortization of real estate assets[1]	9,174	7,957	7,863	7,340	6,577
Depreciation & amortization related to discontinued operations	—	—	3	40	36
Minority interest	28	385	67	(123)	104
Deduct:
Gain on sale of asset	—	(7,475)	—	—	—

FFO	$9,920	$8,368	$9,041	$5,481	$8,278
Charges:
Accelerated restricted share charges	246	178	—	—	—
Debt retirement charges	—	121	—	2,451	95
Loss on interest-rate lock agreement	—	671	—	—	—
Debt retirement charges related to discontinued operations	—	—	—	325	—

FFO BEFORE CHARGES	$10,166	$9,338	$9,041	$8,257	$8,373

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO before charges	$10,166	$9,338	$9,041	$8,257	$8,373
Non-cash stock-based compensation	338	123	460	91	82
Straight-line rent, net[2]	(253)	(398)	(328)	(320)	(214)
Deferred market rent	(676)	(486)	(546)	(504)	(319)
Non real-estate depreciation	107	108	57	46	33
Debt fair value amortization	(760)	(677)	(652)	(681)	(599)
Amortization of finance costs	203	244	209	208	177
Tenant improvements[3]	(202)	(324)	(379)	(226)	(548)
Leasing commissions[3]	(290)	(392)	(337)	(572)	(360)
Capital expenditures[3,4]	(901)	(655)	(552)	(436)	(520)

AFFO	$7,732	$6,881	$6,973	$5,863	$6,105

Total weighted average shares and OP units
Basic	24,163	21,451	21,440	20,407	17,655

Diluted	24,440	21,661	21,675	20,627	17,895

FFO per share:
FFO per share and unit — basic	$0.41	$0.39	$0.42	$0.27	$0.47

FFO per share and unit — diluted	$0.41	$0.39	$0.42	$0.27	$0.46

FFO per share and unit — diluted before charges	$0.42	$0.43	$0.42	$0.40	$0.47

FPO per share and unit — diluted before charges, plus gain on sale	$0.42	$0.78	$0.42	$0.40	$0.47

AFFO per share:
AFFO per share and unit — basic	$0.32	$0.32	$0.33	$0.29	$0.35

AFFO per share and unit — diluted	$0.32	$0.32	$0.32	$0.28	$0.34

[1]	Non-real estate depreciation is classified in General and Administrative expense.

[2]	Straight-line rent is net of rent abatement and write-off of uncollectible accounts.

[3]	The following first-generation and development costs have been excluded from the calculation of AFFO:

Tenant improvements	$100	$625	$97	$20	$29
Leasing commissions	156	131	63	51	—
Capital expenditures	2,134	208	348	771	384
Development	1,626	392	138	38	13

	$4,016	$1,356	$646	$880	$426

[4]	Capital expenditures exclude $0.4 million of non-real estate expenditures during third quarter 2005.

Quarterly Supplemental Disclosure
September 30, 2006
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Total base rent	$16,116	$15,787	$42,458	$41,805
Tenant reimbursement and other	2,675	2,769	7,574	6,563
Property operating expenses	(3,835)	(3,194)	(9,367)	(8,688)
Real estate taxes and insurance	(1,451)	(1,563)	(4,144)	(4,125)

Same-property[1] NOI — accrual basis	13,505	13,799	36,521	35,555

Straight-line revenue, net	(178)	(294)	(542)	(903)
Deferred market rental revenue	(300)	(309)	(705)	(766)

Same-property NOI — cash basis	$13,027	$13,196	$35,274	$33,886

Change in same-property NOI — accrual basis	-2.1%		2.7%
Change in same-property NOI — cash basis	-1.3%		4.1%

Components of Same Property NOI Change — accrual basis
Rental revenue increase	$428		$855
Tenant reimbursement and other increase (decrease)	(94)		1,011
Occupancy decrease	(99)		(202)
Expense increase	(529)		(698)

	$(294)		$966

Same property percentage of total portfolio (sf)	57.4%	84.4%	51.5%	75.8%

Reconciliation of GAAP to Same Property NOI:

Total revenue	$27,129	$20,410	$76,727	$54,289
Property operating expenses	5,536	3,277	14,652	9,411
Real estate taxes and insurance	2,257	1,610	6,578	4,462

NOI	19,336	15,523	55,497	40,416

Less: Non-same property NOI	(5,831)	(1,724)	(18,976)	(4,861)

Same-property[1] NOI — accrual basis	13,505	13,799	36,521	35,555

Straight-line revenue, net	(178)	(294)	(542)	(903)
Deferred market rental revenue	(300)	(309)	(705)	(766)

Same-property NOI — cash basis	$13,027	$13,196	$35,274	$33,886

Change in same-property NOI — accrual basis	-2.1%		2.7%
Change in same-property NOI — cash basis	-1.3%		4.1%

[1]	Same-property comparisons are based upon those properties owned for the entirety of the quarterly periods presented. Same property results for the periods compared exclude the results of the following non-same properties: 6600 Business Parkway, Gateway Centre, 1434 Crossways Boulevard, 2000 Gateway Boulevard, 403/405 Glenn Drive, Diamond Hill Distribution Center, Linden Business Center, Prosperity Business Center, Owings Mills Business Center, 1000 Lucas Way, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center, 1408 Stephanie Way, Airpark Business Center, Chesterfield Business Center, Hanover Business Center, Gateway 270 West, Davis Drive and Indian Creek Court. Also, same-property results for the nine months ended September 30, 2006 and 2005 exclude Reston Business Campus, 1400 Cavalier Boulevard, Enterprise Center and Glenn Dale Business Center.

Quarterly Supplemental Disclosure
September 30, 2006
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	September 30, 2006	December 31, 2005
	(unaudited)
Assets

Rental property, net	$840,433	$668,730
Cash and cash equivalents	3,201	3,356
Escrows and reserves	11,527	9,818
Accounts and other receivables, net	2,995	2,705
Accrued straight-line rents, net	4,304	3,638
Deferred costs, net	8,514	6,676
Prepaid expenses and other assets	6,085	3,322
Intangible assets, net	33,070	29,518

Total assets	$910,129	$727,763

Liabilities

Mortgage loans	$389,950	$369,266
Notes payable	75,000	—
Credit facility	28,800	26,999
Accounts payable and accrued expenses	5,048	4,734
Accrued interest	3,334	1,618
Rents received in advance	2,616	2,932
Tenant security deposits	4,663	3,973
Deferred market rent	8,942	7,281

Total liabilities	518,353	416,803

Minority interest	14,334	21,629

Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized: 24,102,261 and 20,072,755 shares issued and outstanding, respectively	24	20
Additional paid-in capital	437,327	338,564
Dividends in excess of accumulated earnings	(59,909)	(49,253)

Total shareholders’ equity	377,442	289,331

Total liabilities and shareholders’ equity	$910,129	$727,763

Quarterly Supplemental Disclosure
September 30, 2006
TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of
		Total Market
		Capitalization
Total common shares outstanding	24,102
Common operating partnership (“OP”) units held by third parties	946

Total common shares and OP units	25,048

Market price at September 30, 2006	$30.22

Total equity capitalization	$756,951	60.5%

Debt capitalization
Fixed-rate debt	$464,950	37.2%
Floating-rate debt	28,800	2.3%

Total debt capitalization	$493,750	39.5%

Total market capitalization	$1,250,701	100.0%

Quarterly Supplemental Disclosure
September 30, 2006
DEBT ANALYSIS
(unaudited, in thousands)

		Principal
		Balance		Effective
	GAAP	September 30,	Annualized	Maturity	Balance at
Encumbered Properties	Interest Rate	2006	Debt Service[2]	Date	Maturity
Fixed Rate Debt

4200 Tech Court	8.07%	$1,781	$168	10/1/2009	$1,705
4212 Tech Court	8.53%	1,735	169	6/1/2010	1,654
Crossways Commerce Center	6.70%	25,812	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	16,282	1,316	10/1/2012	14,706
Interstate Plaza[1]	5.30%	8,344	726	1/1/2007	8,282
Herndon Corporate Center[1]	5.66%	8,682	603	4/1/2008	8,548
Aquia Commerce Center I1	6.50%	857	165	2/1/2013	42
Deer Park[1]
6900 English Muffin Way[1]
Gateway Center[1]
Gateway West[1]
4451 Georgia Pacific[1]
20270 Goldenrod Lane[1]
15 Worman’s Mills Court[1]
Girard Business Center[1]	5.54%	76,409	6,434	9/11/2008	71,825
Girard Place[1]
Old Courthouse[1]
Patrick Center[1]
7561 Lindbergh Drive[1]
West Park[1]
Woodlands Business Center[1]
Norfolk Commerce Park II1	5.28%	7,516	648	8/7/2008	7,034
4612 Navistar Drive[1]	5.20%	14,081	1,131	7/11/2011	11,921
Campus at Metro Park North[1]	5.25%	25,768	2,028	2/11/2012	21,581
Plaza 500
Van Buren Office Park
Rumsey Center
Snowden Center	5.19%	100,000	5,190	8/1/2015	100,000
Greenbrier Technology Center II
Norfolk Business Center
Alexandria Corporate Park
Enterprise Center[1]	5.20%	19,567	1,647	12/1/2010	16,712
Glenn Dale Business Center[1]	5.13%	8,905	780	5/1/2009	8,033
Gateway Centre[1]	5.88%	1,818	239	11/1/2016	—
1434 Crossways Boulevard Building I1	5.38%	9,280	1,491	3/5/2013	7,597
1434 Crossways Boulevard Building II1	5.38%	10,930	826	8/5/2012	8,866
403 and 405 Glenn Drive[1]	5.50%	9,098	746	7/1/2011	7,807
Linden Business Center[1]	5.58%	7,676	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,850	425	3/1/2014	5,066
Prosperity Business Center[1]	5.75%	3,991	332	1/1/2013	3,242
Airpark Business Center[1]	6.63%	1,628	173	6/1/2021	14
Hanover Business Center[1]
Hanover Building II B1	8.00%	1,959	154	6/15/2016	1,911
Hanover Building C1	6.63%	1,475	161	12/1/2017	13
Hanover Building D1	6.63%	1,077	161	8/1/2015	13
Chesterfield Business Center[1]	6.63%	5,782	318	8/1/2015	26
Indian Creek Court[1]	5.90%	13,647	1,162	1/1/2011	11,982

		$389,950	$29,839		$348,489

Senior Unsecured Debt
Series A Notes	6.41%	37,500	2,404	6/15/2013	37,500
Series B Notes	6.55%	37,500	2,456	6/15/2016	37,500

		$75,000	$4,860		$75,000

Total Fixed Rate Debt		$464,950	$34,699		$423,489

Quarterly Supplemental Disclosure
September 30, 2006
DEBT ANALYSIS CONTINUED
(unaudited, in thousands)

		Principal
		Balance		Effective
	GAAP	September 30,	Annualized	Maturity	Balance at
	Interest Rate	2006	Debt Service [2]	Date	Maturity
Floating Rate Debt

Credit Facility[3]	LIBOR + 1.30%	28,800	1,907	4/26/2009	28,800

Total at September 30, 2006		$493,750	$36,606		$452,289

[1]	The balance includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impact and actual interest rates are:

Property	Fair Value	Interest Rate
Interstate Plaza	$0.4 million	7.45%
Herndon Corporate Center	$0.2 million	5.11%
Deer Park through Woodlands Business Center	$3.6 million	6.71%
Norfolk Commerce Park II	$0.3 million	6.90%
4612 Navistar Drive	$1.7 million	7.48%
Campus at Metro Park North	$2.7 million	7.11%
Enterprise Center	$2.5 million	8.03%
Glenn Dale Business Center	$0.8 million	7.83%
Gateway Centre	$0.1 million	7.35%
1434 Crossways Boulevard Building I	$0.8 million	6.25%
1434 Crossways Boulevard Building II	$1.3 million	7.05%
403 and 405 Glenn Drive	$0.9 million	7.60%
Linden Business Center	$0.2 million	6.01%
Owings Mills Business Center	$0.4 million	5.85%
Prosperity Business Center	$0.1 million	6.25%
Airpark Business Center	$0.1 million	7.45%
Hanover Building II B	$7 thousand	4.00%
Hanover Building C	$0.1 million	7.88%
Hanover Building D	$0.1 million	8.88%
Chesterfield Business Center	$0.1 million	7.45%
Indian Creek Court	$0.9 million	7.80%
The Company repaid the debt associated with Hanover Building II A and Interstate Plaza in July and October 2006, respectively. The mortgage assumed upon acquisition of Aquia Commerce Center I approximated its market value.

[2]	Annual debt service for floating rate loans reflects the principal balance at the end of the period multiplied by the variable interest rate in effect at the end of the period.

[3]	As of September 30, 2006, the borrowing base for the Credit Facility included the following properties: 13129 Airpark Road, Virginia Center, Aquia Commerce Center II, Airpark Place, 15395 John Marshall Highway, Gateway West II, Crossways II, Windsor at Battlefield, Reston Business Campus, 1400 Cavalier Boulevard, Gateway Centre II, 2000 Gateway Boulevard, Diamond Hill Distribution Center, Linden II (Building I), 1000 Lucas Way, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center and Sterling Park Land.

Quarterly Supplemental Disclosure
September 30, 2006
SELECTED OPERATING RATIOS
(unaudited, in thousands)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
COVERAGE RATIOS

Interest Coverage Ratio
EBITDA	$17,075	$16,297	$15,369	$13,915	$13,510
Divided by Interest Expense	7,155	7,253	6,590	5,862	5,407

	2.39x	2.25x	2.33x	2.37x	2.50x

Fixed Charge Coverage Ratio
EBITDA	$17,075	$16,297	$15,369	$13,915	$13,510
Divided by Interest Expense	7,155	7,253	6,590	5,862	5,407
+ Principal Amortization	1,059	977	971	1,095	909

	2.08x	1.98x	2.03x	2.00x	2.14x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$2,436	$2,530	$2,534	$2,249	$2,054
Real Estate Revenues	27,129	25,224	24,374	22,149	20,410

	9.0%	10.0%	10.4%	10.2%	10.1%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$493,750	$509,390	$485,651	$396,266	$390,043
Total Market Capitalization	1,250,701	1,152,079	1,092,772	967,553	843,699

	39.5%	44.2%	44.4%	41.0%	46.2%

Quarterly Supplemental Disclosure
September 30, 2006
FIRST POTOMAC REALTY TRUST
DESCRIPTION OF PROPERTIES

					Annualized	Leased at
			Year of	Square	Cash Base	September
Property	Property Type	Location	Acquisition	Footage	Rent[1]	30, 2006
Plaza 500	Multi-tenant Industrial	Alexandria, VA	1997	506,725	$4,837,470	96.1%
Van Buren Business Park	Flex	Herndon, VA	1997	109,310	1,593,740	96.5%
13129 Airpark Road	Multi-tenant Industrial	Culpeper, VA	1997	150,400	761,134	100.0%
Tech Court	Flex	Chantilly, VA	1998	64,064	555,192	74.6%
Newington Business Park Center	Multi-tenant Industrial	Lorton, VA	1999	254,242	2,351,216	94.7%
Crossways Commerce Center I	Multi-tenant Industrial	Chesapeake, VA	1999	348,615	1,828,853	100.0%
Crossways Commerce Center ll	Flex	Chesapeake, VA	1999	147,736	1,522,206	100.0%
Coast Guard Building	Flex	Chesapeake, VA	1999	61,992	834,150	100.0%
Snowden Center	Flex	Columbia, MD	2002	140,186	1,847,213	89.7%
Rumsey Center	Flex	Columbia, MD	2002	133,375	1,280,505	70.8%
Greenbrier Technology Center II	Flex	Chesapeake, VA	2002	79,684	691,123	99.0%
Norfolk Business Center	Flex	Norfolk, VA	2002	90,682	772,666	92.9%
Virginia Center	Flex	Glen Allen, VA	2003	118,884	1,250,178	89.4%
Interstate Plaza	Single-tenant Industrial	Alexandria, VA	2003	107,320	1,146,298	100.0%
Alexandria Corporate Park	Multi-tenant Industrial	Alexandria, VA	2003	278,130	3,846,892	81.9%
Herndon Corporate Center	Flex	Herndon, VA	2004	127,353	1,987,427	97.7%
Aquia Commerce Center I & II	Flex	Stafford, VA	2004	64,488	1,010,176	100.0%
Deer Park	Flex	Randallstown, MD	2004	171,140	1,101,184	79.3%
Gateway Center	Flex	Gaithersburg, MD	2004	44,307	603,557	100.0%
Gateway West	Flex	Westminster, MD	2004	110,147	944,174	79.7%
Girard Business Center	Flex	Gaithersburg, MD	2004	123,900	1,156,779	85.5%
Girard Place	Flex	Gaithersburg, MD	2004	175,217	1,420,490	100.0%
15 Worman’s Mill Court	Flex	Frederick, MD	2004	39,966	378,542	100.0%
20270 Goldenrod Lane	Flex	Germantown, MD	2004	24,468	286,169	75.2%
6900 English Muffin Way	Multi-tenant Industrial	Frederick, MD	2004	165,690	1,120,757	100.0%
4451 Georgia Pacific Boulevard	Multi-tenant Industrial	Frederick, MD	2004	169,750	1,172,013	100.0%
7561 Lindbergh Drive	Single-tenant Industrial	Gaithersburg, MD	2004	36,000	300,437	100.0%
Patrick Center	Office	Frederick, MD	2004	66,706	1,125,388	83.3%
West Park	Office	Frederick, MD	2004	28,950	382,266	93.4%
Woodlands Business Center	Office	Largo, MD	2004	37,940	357,986	60.1%
Old Courthouse Square	Retail	Martinsburg, WV	2004	201,350	1,221,218	96.6%
Airpark Place	Flex	Gaithersburg, MD	2004	82,208	916,228	89.1%
15395 John Marshall Highway	Single-tenant Industrial	Haymarket, VA	2004	123,777	1,147,416	100.0%
Norfolk Commerce Park II	Flex	Norfolk, VA	2004	128,147	1,310,086	100.0%
Crossways II	Flex	Chesapeake, VA	2004	85,004	914,625	100.0%
Windsor at Battlefield	Flex	Manassas, VA	2004	154,226	1,448,270	83.1%
Campus at Metro Park North	Flex	Rockville, MD	2004	190,238	3,473,154	100.0%
4612 Navistar Drive	Single-tenant Industrial	Frederick, MD	2004	215,085	1,816,655	100.0%
Reston Business Campus	Flex	Reston, VA	2005	82,469	1,309,210	91.6%
Enterprise Center	Flex	Chantilly, VA	2005	188,941	2,430,565	82.5%
1400 Cavalier Boulevard	Multi-tenant Industrial	Chesapeake, VA	2005	299,963	1,256,717	100.0%
Glenn Dale Business Center	Multi-tenant Industrial	Glenn Dale, MD	2005	315,191	1,736,187	99.2%
Gateway Centre	Flex	Manassas, VA	2005	99,607	890,507	94.9%
1434 Crossways Boulevard	Office	Chesapeake, VA	2005	220,501	2,576,291	100.0%
403/405 Glenn Drive	Flex	Sterling, VA	2005	197,201	1,233,328	81.7%
Diamond Hill Distribution Center	Multi-tenant Industrial	Chesapeake, VA	2005	712,550	2,734,266	90.2%
Linden Business Center	Flex	Manassas, VA	2005	110,117	1,349,360	90.4%
Owings Mills Business Center	Flex	Owings Mills, MD	2005	85,035	995,452	100.0%
Prosperity Business Center	Multi-tenant Industrial	Merrifield, VA	2005	71,572	829,807	100.0%
1000 Lucas Way	Flex	Hampton, VA	2005	182,175	1,088,418	91.5%
River’s Bend Center	Multi-tenant Industrial	Richmond, VA	2006	492,200	2,855,365	93.1%
Northridge I, II	Multi-tenant Industrial	Ashland, VA	2006	140,390	803,701	100.0%
Crossways I	Flex	Chesapeake, VA	2006	143,398	1,483,407	85.1%
Sterling Park Business Center	Flex	Sterling, VA	2006	127,907	1,180,447	80.8%
1408 Stephanie Way	Flex	Chesapeake, VA	2006	51,209	314,080	64.6%
Airpark Business Center	Flex	Richmond, VA	2006	42,178	305,531	100.0%
Chesterfield Business Center	Flex	Richmond, VA	2006	189,871	1,137,515	93.1%
Hanover Business Center	Flex	Ashland, VA	2006	183,546	1,058,770	92.8%
Gateway 270 West	Flex	Clarksburg, MD	2006	255,460	1,621,385	53.7%
Davis Drive	Flex	Sterling, VA	2006	52,581	397,235	86.2%
Indian Creek Court	Multi-tenant Industrial	Beltsville, MD	2006	185,496	1,820,524	84.2%

Total				9,586,960	$82,121,901	91.7%

2000 Gateway Boulevard	Multi-tenant Industrial	Hampton, VA	2005	421,100	—	—

				10,008,060	$82,121,901	87.9%

[1]	Annualized cash rents have been normalized to reflect NNN equivalent.

Quarterly Supplemental Disclosure
September 30, 2006

		SQUARE FOOTAGE
		UNDER
	DEVELOPABLE	DEVELOPMENT /
	SQUARE FOOTAGE	PRE- DEVELOPMENT
Plaza 500	200,000	—
Crossways Commerce Center I	30,000	30,000
Snowden Center	4,500	4,500
15395 John Marshall Highway[1]	112,000	112,000
Norfolk Commerce Park II	15,000	—
4612 Navistar Drive	50,000	—
1400 Cavalier Boulevard	96,000	96,000
Glenn Dale Business Center	200,000	—
Linden Business Center	30,000	—
Sterling Park Business Center	450,000	50,000

	1,187,500	292,500

[1]	Construction in progress for building addition pre-leased to Engineering Solutions & Products. Completion is anticipated in 1Q 2007.

Quarterly Supplemental Disclosure
September 30, 2006
TOP TEN TENANTS

					Percentage of
					Total	Weighted
					Annualized	Average
			Total		Rental	Remaining
		Number of	Leased	Total Annualized	Revenue -	Lease
Ranking	Tenant	Leases	Square Feet	Rental Revenue[1]	Cash Basis	Years
1	U.S. Government	28	731,248	$8,224,657	10.0%	4.0
2	EDS	2	220,501	2,576,291	3.1%	4.7
3	FKI Logistex	1	215,085	1,816,655	2.2%	10.0
4	Sentara Healthcare	5	145,019	1,415,431	1.7%	6.4
5	TDS Logistics, Inc	3	248,050	1,265,238	1.5%	1.6
6	First Data Corporation	1	117,336	1,238,622	1.5%	2.2
7	CACI	6	76,472	1,190,813	1.5%	4.3
8	Engineering Solutions	1	123,777	1,147,416	1.4%	6.0
9	Stock Building Supply, Inc	1	124,501	1,137,283	1.4%	3.4
10	Capital One Financial Corp	1	158,400	1,047,024	1.3%	4.8

	Subtotal Top 10 Tenants	49	2,160,389	$21,059,430	25.6%	4.6
	All Remaining Tenants	671	6,632,876	$61,062,471	74.4%	3.6

	Total / Weighted Average	720	8,793,265	$82,121,901	100.0%	3.7

[1]	Annualized rental revenue is based on triple-net equivalent rental revenue as of September 30, 2006.

Quarterly Supplemental Disclosure
September 30, 2006
FIRST POTOMAC REALTY TRUST
LEASE EXPIRATIONS

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of					Average
	Leases	Square	Percent of		Percent	Base Rent[1]
	Expiring	Footage	Total	Amount	of Total	per Sq. Ft.
Year of Lease Expiration
MTM	18	102,585	1.2%	$1,122,297	1.4%	$10.94
2006	37	631,461	7.2%	3,186,639	3.9%	5.05
2007	142	1,324,164	15.1%	12,289,917	15.0%	9.28
2008	136	1,284,339	14.6%	11,569,607	14.1%	9.01
2009	136	1,449,288	16.5%	13,320,717	16.2%	9.19
2010	82	1,065,099	12.1%	10,757,765	13.1%	10.10
2011	90	1,543,008	17.5%	14,215,761	17.3%	9.21
2012	26	370,876	4.2%	3,729,333	4.5%	10.06
Thereafter	53	1,022,445	11.6%	11,929,865	14.5%	11.67

Total	720	8,793,265	100.0%	$82,121,901	100.0%	$9.34

LEASE EXPIRATIONS—NEXT FOUR QUARTERS

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of					Average
	Leases	Square	Percent		Percent of	Base Rent[1]
	Expiring	Footage	of Total	Amount	Total	per Sq. Ft.
Quarter of Lease Expiration
2006 - Q4	34	613,761	7.0%	$3,046,134	3.7%	$4.96
2007 - Q1	29	256,847	2.9%	2,257,109	2.7%	8.79
2007 - Q2	36	245,962	2.8%	2,455,604	3.0%	9.98
2007 - Q3	37	331,495	3.8%	2,975,808	3.6%	8.98

Total	136	1,448,065	16.5%	$10,734,655	13.0%	$7.41

[1]	Triple-net Equivalent

Quarterly Supplemental Disclosure
September 30, 2006
LEASING ANALYSIS

	3 months ended	9 months ended
Leasing Production[1]	September 30, 2006	September 30, 2006
New and Renewal Leases
Square footage of new and renewal leases	193,186	1,370,457
Number of new and renewal leases commencing	37	117

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	148,005	1,184,688
Square footage of terminated leases	41,246	69,633

Total — expired/early renewal/terminated leases	189,251	1,254,321

Signed in advance of existing lease expiration	892	892
Pre-Leasing[2]	—	112,305
Net Absorption	3,043	45,077

New Leases
New square footage	101,916	417,382
Number of new leases commencing	17	52

Rental Change — Cash
New base rent	$10.85	$10.67
Percentage change in base rent	26.4%	16.0%

Rental Change — GAAP
New base rent	$12.48	$10.95
Percentage change in base rent	17.5%	7.9%

Average capital cost per square foot	$11.12	$7.20
Average downtime between leases (months)	9.5	6.3
Average lease term (months)	67.0	76.7

Renewal Leases
Square footage of renewal leases	91,270	953,075
Number of renewal leases commencing	20	65
Retention rate	62%	80%

Suburban MD	86%	81%
Northern VA	55%	82%
Southern VA	55%	79%

Rental Change — Cash
New base rent	$11.87	$9.07
Expiring base rent	$11.34	$8.05
Percentage change in base rent	4.7%	12.6%

Rental Change — GAAP
New base rent	$12.41	$8.84
Expiring base rent	$10.55	$8.22
Percentage change in base rent	17.7%	7.6%

Average capital cost per square foot	$0.91	$0.33
Average lease term (months)	40.0	43.8

[1]	Includes 185,482 square feet and associated costs for leases signed in 3rd quarter for subsequent periods.

[2]	Leasing at 15395 John Marshall Highway; estimated construction completion in 1Q 2007.

Quarterly Supplemental Disclosure
September 30, 2006
FIRST POTOMAC REALTY TRUST
PORTFOLIO BY SIZE

					% of
Square Feet Under	Number of	Leased Square	% of Total	Annualized	Annualized	Base Rent[1]
Lease	Leases	Feet	Square Feet	Base Rent[1]	Base Rent[1]	per SF
0-4,999	364	877,757	10.0%	$9,716,603	11.8%	$11.07
5,000-9,999	144	998,601	11.4%	10,627,159	12.9%	10.64
10,000-14,999	72	862,728	9.8%	9,361,546	11.4%	10.85
15,000-19,999	33	557,091	6.3%	5,379,628	6.6%	9.66
20,000-24,999	18	398,203	4.5%	4,851,957	5.9%	12.18
25,000-29,999	19	504,937	5.7%	6,256,669	7.6%	12.39
30,000-34,999	15	486,683	5.5%	3,711,824	4.5%	7.63
35,000-39,999	11	402,164	4.6%	2,697,175	3.3%	6.71
40,000-44,999	5	209,770	2.4%	1,728,707	2.1%	8.24
45,000-49,999	10	467,337	5.3%	3,489,956	4.2%	7.47
50,000-54,999	3	159,108	1.8%	2,057,359	2.5%	12.93
55,000-59,999	2	114,805	1.3%	1,598,043	1.9%	13.92
60,000-64,999	4	246,072	2.8%	3,126,645	3.8%	12.71
65,000-69,999	2	135,321	1.5%	623,188	0.8%	4.61
70,000-74,999	2	143,860	1.6%	896,572	1.1%	6.23
90,000-94,999	1	94,950	1.1%	559,256	0.7%	5.89
100,000-104,999	1	104,218	1.2%	1,158,424	1.4%	11.12
105,000-109,999	1	107,320	1.2%	1,146,298	1.4%	10.68
115,000-119,999	2	233,619	2.7%	2,656,489	3.2%	11.37
120,000-124,999	6	732,078	8.3%	5,264,724	6.4%	7.19
125,000-129,999	1	127,108	1.4%	603,763	0.7%	4.75
155,000-159,999	1	158,400	1.9%	1,047,024	1.4%	6.61
215,000-219,999	2	431,135	4.9%	2,842,892	3.5%	6.59
240,000-244,999	1	240,000	2.8%	720,000	0.9%	3.00

Total	720	8,793,265	100.0%	$82,121,901	100.0%	$9.34

[1]	Triple-Net Equivalent

Quarterly Supplemental Disclosure
September 30, 2006
MARKET CONCENTRATION
Market Concentration by Square Footage

	Washington		Subtotal	Norfolk	Baltimore	Richmond	Total
	Suburban	Northern
	MD	VA

Single-tenant Industrial	2.5%	2.3%	4.8%	—	—	—	4.8%
Multi-tenant Industrial	6.5%	12.6%	19.1%	17.8%	1.9%	6.3%	45.1%
Flex	9.4%	13.8%	23.2%	9.7%	6.4%	5.3%	44.6%
Office	1.3%	—	1.3%	2.2%	—	—	3.5%
Retail	—	2.0%	2.0%	—	—	—	2.0%

Total	19.7%	30.7%	50.4%	29.7%	8.3%	11.6%	100.0%

Market Concentration by Annualized Rent

	Washington		Subtotal	Norfolk	Baltimore	Richmond	Total
	Suburban	Northern
	MD	VA

Single-tenant Industrial	2.6%	2.8%	5.4%	—	—	—	5.4%
Multi-tenant Industrial	4.9%	15.4%	20.3%	7.1%	2.2%	4.4%	34.0%
Flex	12.0%	18.7%	30.7%	10.9%	7.5%	4.6%	53.7%
Office	2.3%	—	2.3%	3.1%	—	—	5.4%
Retail	—	1.5%	1.5%	—	—	—	1.5%

Total	21.8%	38.4%	60.2%	21.1%	9.7%	9.0%	100.0%

PORTFOLIO ANALYSIS
PORTFOLIO BY MARKET

					Percentage
				Annualized	of
	Number of		Percent	Base Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Cash Basis	Base Rent[1]
Suburban MD	32	1,971,076	91.1%	17,867,995	21.8%
Northern VA	49	3,071,780	90.5%	31,526,908	38.4%

Washington	81	5,042,856	90.7%	$49,394,903	60.2%
Norfolk	22	2,972,756	80.9%	17,326,886	21.1%
Baltimore	24	825,379	86.0%	7,989,052	9.7%
Richmond	21	1,167,069	94.6%	7,411,060	9.0%

Total	148	10,008,060	87.9%	$82,121,901	100.0%

PORTFOLIO BY PROPERTY TYPE

					Percentage
				Annualized	of
	Number of		Percent	Base Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Cash Basis	Base Rent[1]
Single-tenant Industrial	4	482,182	100.0%	$4,410,806	5.4%
Multi-tenant Industrial	34	4,512,014	85.5%	27,954,901	34.0%
Flex	104	4,458,417	88.2%	44,093,044	53.7%
Office	5	354,097	92.7%	4,441,932	5.4%
Retail	1	201,350	96.6%	1,221,218	1.5%

Total	148	10,008,060	87.9%	$82,121,901	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage
	Number of		of Leased
	Leases	Square Feet[2]	Portfolio
Triple Net	435	6,297,339	71.6%
Industrial Gross	125	850,767	9.7%
Full Service	160	1,645,159	18.7%

Total	720	8,793,265	100.0%

[1]	Triple-net Equivalent

[2]	Does not include vacant and core factor space.

FIRST POTOMAC REALTY TRUST
WASHINGTON MARKET

		Square
Washington	Buildings	Feet	% of Total	% Leased
Suburban MD
15 Worman’s Mill Court	1	39,966	0.8%	100.0%
20270 Goldenrod Lane	1	24,468	0.5%	96.1%
4451 Georgia Pacific Boulevard	1	169,750	3.4%	100.0%
4612 Navistar Drive	1	215,085	4.3%	100.0%
6900 English Muffin Way	1	165,690	3.3%	100.0%
7561 Lindbergh Drive	1	36,000	0.7%	100.0%
Airpark Place	3	82,208	1.5%	87.9%
Campus at Metro Park North	4	190,238	3.8%	100.0%
Gateway 270 West	6	255,460	5.0%	53.7%
Gateway Center	2	44,307	0.9%	100.0%
Girard Business Center	3	123,900	2.5%	85.5%
Girard Place	4	175,217	3.5%	100.0%
Glenn Dale Business Center	1	315,191	6.3%	99.2%
Patrick Center	1	66,706	1.3%	88.4%
West Park	1	28,950	0.5%	90.2%
Woodlands Business Center	1	37,940	0.8%	60.1%

Subtotal	32	1,971,076	39.1%	91.1%

Northern VA
13129 Airpark Road	1	150,400	3.0%	100.0%
15395 John Marshall Highway	1	123,777	2.5%	100.0%
403/405 Glenn Drive	2	197,201	3.9%	81.7%
Alexandria Corporate Park	1	278,130	5.5%	81.9%
Aquia Commerce Center I & II	2	64,488	1.3%	100.0%
Davis Drive	1	52,581	1.0%	86.2%
Enterprise Center	4	188,941	3.7%	74.8%
Gateway Centre	3	99,607	2.0%	86.1%
Herndon Corporate Center	4	127,353	2.5%	97.7%
Interstate Plaza	1	107,320	2.1%	100.0%
Linden Business Center	3	110,117	2.2%	85.3%
Newington Business Park Center	7	254,242	5.0%	94.7%
Old Courthouse Square	1	201,350	4.0%	96.6%
Plaza 500	2	506,725	10.0%	96.1%
Prosperity Business Center	1	71,572	1.5%	100.0%
Reston Business Campus	4	82,469	1.6%	92.2%
Tech Court	2	64,064	1.3%	74.6%
Van Buren Business Park	5	109,310	2.2%	96.5%
Windsor at Battlefield	2	154,226	3.1%	83.1%
Sterling Park Business Center	2	127,907	2.5%	80.8%

Subtotal	49	3,071,780	60.9%	90.5%

Total	81	5,042,856	100.0%	90.7%

LEASE EXPIRATIONS

	SF of Expiring	% of	Annual	% of Annual	Base Rent[1]
Year of Lease Expiration	Leases	Total SF	Base Rent[1]	Base Rent[1]	per SF
Vacant	467,070	9.3%	$—	—	$—
MTM	38,780	0.8%	747,063	1.5%	19.26
2006	162,500	3.2%	1,308,947	2.6%	8.06
2007	669,141	13.3%	7,343,488	14.9%	10.97
2008	496,568	9.8%	5,697,869	11.5%	11.47
2009	776,128	15.4%	7,348,120	14.9%	9.47
2010	765,547	15.2%	8,239,077	16.7%	10.76
2011	589,381	11.7%	6,186,935	12.5%	10.50
2012	286,952	5.7%	3,009,344	6.1%	10.49
2013	125,916	2.4%	2,533,832	5.1%	20.12
2014	224,215	4.4%	2,576,488	5.2%	11.49
2015	135,019	2.7%	1,766,049	3.7%	13.08
2016	266,462	5.3%	2,441,806	4.9%	9.16
2023	39,177	0.8%	195,885	0.4%	5.00

	5,042,856	100.0%	$49,394,903	100.0%	$10.79

Quarterly Supplemental Disclosure
September 30, 2006
FIRST POTOMAC REALTY TRUST
NORFOLK MARKET

				%
Norfolk	Buildings	Square Feet	% of Total	Leased
1000 Lucas Way	2	182,175	6.1%	91.5%
1400 Cavalier Boulevard	3	299,963	10.1%	100.0%
1434 Crossways Boulevard	2	220,501	7.4%	100.0%
2000 Gateway Boulevard	1	421,100	14.2%	0.0%
Coast Guard Building	1	61,992	2.1%	100.0%
Crossways Commerce Center I	1	348,615	11.7%	95.5%
Crossways Commerce Center ll	2	147,736	5.0%	100.0%
Crossways I	1	143,398	4.8%	85.1%
Crossways II	1	85,004	2.9%	100.0%
Diamond Hill Distribution Center	4	712,550	24.0%	90.2%
Greenbrier Technology Center II	1	79,684	2.6%	99.0%
Norfolk Business Center	1	90,682	3.1%	92.9%
Norfolk Commerce Park II	1	128,147	4.3%	100.0%
1408 Stephanie Way	1	51,209	1.7%	64.6%

Total	22	2,972,756	100.0%	80.9%

LEASE EXPIRATIONS

				% of
	SF of			Annual
	Expiring	% of Total	Annual	Base	Base Rent[1]
Year of Lease Expiration	Leases	SF	Base Rent[1]	Rent[1]	per SF
Vacant	569,089	19.1%	$—	—	$—
MTM	48,000	1.6%	268,944	1.6%	5.60
2006	381,754	12.8%	1,384,254	8.0%	3.63
2007	345,688	11.6%	2,288,336	13.2%	6.62
2008	468,771	15.8%	3,246,357	18.7%	6.93
2009	358,541	12.1%	3,106,046	17.9%	8.66
2010	39,428	1.3%	434,146	2.5%	11.01
2011	620,313	20.9%	5,284,686	30.5%	8.52
2012	27,889	0.9%	254,302	1.5%	9.12
2013	47,448	1.7%	647,665	3.7%	13.65
2014	5,835	0.2%	67,744	0.4%	11.61
2017	60,000	2.0%	344,406	2.0%	5.74

Total	2,972,756	100.0%	$17,326,886	100.0%	$7.21

[1]	Triple-net Equivalent

Quarterly Supplemental Disclosure
September 30, 2006
FIRST POTOMAC REALTY TRUST
BALTIMORE MARKET

		Square		%
Baltimore	Buildings	Feet	% of Total	Leased
Deer Park	4	171,140	20.7%	81.0%
Gateway West	4	110,147	13.3%	79.7%
Indian Creek Court	4	185,496	22.5%	84.2%
Owings Mills Business Center	4	85,035	10.3%	100.0%
Rumsey Center	4	133,375	16.2%	87.0%
Snowden Center	4	140,186	17.0%	89.8%

Total	24	825,379	100.0%	86.0%

LEASE EXPIRATIONS

				% of
	SF of			Annual
	Expiring	% of	Annual	Base	Base Rent[1] per
Year of Lease Expiration	Leases	Total SF	Base Rent[1]	Rent[1]	SF
Vacant	115,734	14.0%	$—	—	$—
2006	10,556	1.3%	95,956	1.2%	9.09
2007	139,260	16.9%	1,526,909	19.1%	10.96
2008	94,538	11.5%	1,153,732	14.4%	12.20
2009	159,629	19.3%	1,827,218	22.9%	11.45
2010	83,711	10.1%	778,756	9.7%	9.30
2011	127,147	15.4%	1,384,715	17.3%	10.89
2012	16,638	2.0%	218,071	2.8%	13.11
2015	78,166	9.5%	1,003,695	12.6%	12.84

Total	825,379	100.0%	$7,989,052	100.0%	$11.26

[1]	Triple-net Equivalent

Quarterly Supplemental Disclosure
September 30, 2006
FIRST POTOMAC REALTY TRUST
RICHMOND MARKET

Richmond	Buildings	Square Feet	% of Total	% Leased
Virginia Center	1	118,884	10.2%	92.6%
River’s Bend Center	4	492,200	42.2%	93.2%
Northridge I, II	2	140,390	12.0%	100.0%
Airpark Business Center	2	42,178	3.6%	100.0%
Chesterfield Business Center	8	189,871	16.3%	91.7%
Hanover Business Center	4	183,546	15.7%	97.5%

Total	21	1,167,069	100.0%	94.6%

LEASE EXPIRATIONS

	SF of Expiring	% of Total	Annual	% of Annual	Base Rent[1]
Year of Lease Expiration	Leases	SF	Base Rent[1]	Base Rent[1]	per SF
Vacant	62,902	5.4%	$—	—	$—
MTM	15,805	1.4%	106,290	1.4%	6.73
2006	76,651	6.6%	397,482	5.4%	5.19
2007	170,075	14.6%	1,131,185	15.3%	6.65
2008	224,462	19.2%	1,471,648	19.9%	6.56
2009	154,990	13.3%	1,039,333	14.0%	6.71
2010	176,413	15.1%	1,305,786	17.6%	7.40
2011	206,167	17.7%	1,359,425	18.3%	6.59
2012	39,397	3.3%	247,616	3.3%	6.29
2013	3,593	0.3%	41,319	0.6%	11.50
2014	23,254	2.0%	237,356	3.2%	10.21
2015	13,360	1.1%	73,620	1.0%	5.51

Total	1,167,069	100.0%	$7,411,060	100.0%	$6.71

[1]	Triple-net Equivalent

Quarterly Supplemental Disclosure
September 30, 2006
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.
However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
Funds From Operations
Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.
Adjusted Funds From Operations
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization. First generation costs include non-recurring tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development related expenditures. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REIT’s may use different Company’s AFFO may not be comparable to other REITs.